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Exhibit 99.1

Note Regarding Trademarks, Trade Names and Service Marks:  Tempur, Tempur-Pedic, TEMPUR-Cloud Collection, TEMPUR-Cloud Select, TEMPUR-Cloud Supreme, TEMPUR-Cloud Supreme Breeze,
TEMPUR-Cloud Luxe, TEMPUR-Cloud Allura, TEMPUR-Cloud Luxe Breeze, TEMPUR-Choice Collection, TEMPUR-Choice Supreme, TEMPUR-Choice Luxe, TEMPUR-Weightless Collection, TEMPUR-
Weightless Select, TEMPUR-Weightless Supreme, TEMPUR-Contour Collection, TEMPUR-Contour, TEMPUR-Contour Select, TEMPUR-Contour Signature, TEMPUR-Rhapsody, TEMPUR-Rhapsody Breeze,
TEMPUR-Allura, GrandBed, TEMPUR-Simplicity Collection, TEMPUR Original Collection, TEMPUR Sensation Collection, TEMPUR-Ergo Advanced System, TEMPUR-Ergo Premier, TEMPUR-Cloud Pillow,
TEMPUR-Neck Pillow, TEMPUR-Symphony Pillow, TEMPUR-Comfort Pillow, TEMPUR-Rhapsody Pillow, and TEMPUR-Traditional Pillow are trademarks, trade names or service marks of Tempur-Pedic
International Inc. and its subsidiaries.
Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Sealy Corporation and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.
Forward-Looking Statements

This presentation contains "forward-looking statements,” within the meaning of federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words
"estimates," "expects," "anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s proposed initiatives and product introductions; the Company’s growth potential and strong brand; the proposed merger with Sealy Corporation, including expectations regarding earnings accretion, cost synergies and revenue synergies, and the ability to invest in key growth areas and rapidly delever the combined company; and expectations regarding the Company’s net sales and adjusted EPS for 2013. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-
looking statements. These risk factors include general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; uncertainties arising from global events; the effects of changes in foreign exchange rates on the
Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-
effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s  operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; changing commodity costs; and the effect of future legislative or regulatory changes.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange
Commission, including without limitation the Company's Annual Report on Form 10-K under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors." In addition, the proposed merger with Sealy presents risk factors including the ability of the parties to complete the proposed merger in a timely manner or at all; satisfaction of the conditions precedent to the proposed merger, the ability to secure regulatory approvals;
the possibility of litigation (including relating to the merger itself); and the ability to successfully integrate Sealy into Tempur-Pedic’s operations and realize synergies from the proposed transaction.  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Tempur-Pedic Overview

Tempur Vision
People who sleep on TEMPUR material sleep better than
those who don’t
Our goal is to become the world’s
favorite mattress and pillow brand
To achieve our goal we will:
1. Make sure everyone knows they would sleep better on TEMPUR material
2. Make sure there is a TEMPUR mattress and pillow that appeals to everyone
3. Make sure that TEMPUR mattresses are available to everyone
4. Make sure TEMPUR material continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments

TEMPUR-HD COLLECTION

TEMPUR-Contour COLLECTION

NEW! TEMPUR-Choice COLLECTION

TEMPUR-Cloud COLLECTION

TEMPUR-Weightless COLLECTION

TEMPUR-Simplicity COLLECTION

31%
69%

22%
11%
67%

TEMPUR-PEDIC

Retail Price Point
$2,499-$7,999
$3,499-$3,999
$1,999-$4,999
$2,199-$2,699
$1,399
Tempur-Pedic “At-a-Glance”
Leading global specialty mattress manufacturer
Uniquely consumer focused and marketed
product that is consumer preferred
Additional products include: adjustable bases,
pillows, bed linens, slippers and cushions
Products are sold under the TEMPUR and
TEMPUR-PEDIC brand names
2012 Revenue: $1,403 million
2012 Adjusted EBITDA: $303 million
Company Highlights
By Product
Brand Portfolio
Sales Mix ¹
By Geography

Mattresses
Pillows
Other
1
Last 12-months ended December 31, 2012
North America
International
Note: TEMPUR-Choice Collection expected availability 2Q 2013.

Growth Driven by Successful Innovation
Contour
HD
Cloud
Net Sales ($ in billions)
Contour
HD
Cloud
Contour
HD
Cloud
Contour
HD
Cloud
Simplicity
Weightless
Original
Sensation
Original
Sensation
Original
Sensation
Cloud
Original
Sensation
Cloud
TEMPUR-CLOUD has been a major success in
North America and Internationally
Introduced in North America in November
2009 and in International markets beginning in
March 2011
Most successful innovation to date and quickly
became Tempur-Pedic’s top selling collection
TEMPUR-CLOUD
Other Innovations
TEMPUR-Sensation
TEMPUR-Weightless
TEMPUR-Breeze Technology
TEMPUR-Choice
1
TEMPUR-Ergo Premier Adjustable
1
Pillows and Slippers
Cloud North America
Late 2009, 2010
Cloud Int’l
2011
Weightless
Breeze Tech
Late 2012
Simplicity
2012
Tempur NA
Mattress
Collections
Tempur
International
Mattress
Collections
1
Expected availability 2Q 2013.
Source: Company filings, management estimates. For a discussion of the Company’s performance, please refer to the Company’s 10Q and 10K filings.
Choice
2013 1
Original
Sensation
Cloud
Contour
HD
Cloud
Simplicity
Weightless
Choice
$0.8
$1.1
$1.4
$1.4
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
2009 2010 2011 2012 2013E

Diversified Global Platform With State-of-the-Art
Manufacturing Facilities
Subsidiary
Third Party
Global Footprint
Global Manufacturing Presence
In 2012 generated 69% of revenue from North
America and 31% from international operations
> $2.5B of sales capacity
across three existing
manufacturing facilities
Capacity utilization
approximately 45%
U.S. Facilities Global Facilities
Manufacturing Facility
Virginia
New Mexico
R&D Facility
Virginia
Manufacturing Facility
Denmark
R&D Facility
Denmark
Virginia (540K sq ft) New Mexico (800K sq ft) Denmark (517K sq ft)

√	√
	√	√
	√	√
	√	√
	√	√
	√	√
	√	√
	√	√

TEMPUR-PEDIC

Strong, Established Management Team
Prior Experience Years
Name Position Prior Experience
Consumer
Products Inter'l
with
Tempur
Mark Sarvary President and CEO President, Campbell Soup North America
CEO, J. Crew Group 5
President, Stouffer's Frozen Food Division at Nestle
Rick Anderson EVP and President, VP, Gillette
North America Gillette / P&G 7
Matt Clift* EVP, Global Operations VP / GM Lexmark International
Lexmark / IBM 8
Lou Jones EVP and General Counsel General Counsel, Papa John's International
SVP, Blockbuster, Inc. 4
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa 10
Brad Patrick EVP, Human Resources SVP, Sara Lee Corporation
Gillette / P&G 3
Delta Air Lines
Dale Williams EVP and CFO CFO, Honeywell Control Products
CFO, Saga Systems 10
CFO, GE Information Systems
Tim Yaggi COO Group President, Masco Corporation Joined
EVP, Whirlpool Corporation 2013
Norelco (Philips)

Note: Matt Clift is retiring in 2013.

$837
$945
$1,107
$928
$831
$1,105
$1,418
$1,403
2005
2006
2007
2008
2009
2010
2011
2012

Net Sales
Net Sales decreased 1% Y/Y for the full year ended December 31, 2012
-4.0% in North America
+6.1% Internationally, +11.3% approximately on a constant currency basis¹
($ in millions)
1 For a discussion of the
Company’s
performance, please refer to the Company’s 10Q and 10K filings.

The references to “constant currency basis” in this presentation do not include operational impacts that could result from fluctuations in foreign currency rates. Certain financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. Refer to ITEM 7A under Part II of the
Company’s 2012 Form 10-K.

50.7%
48.7%
48.3%
43.2%
47.4%
50.2%
52.4%
50.9%
2005
2006
2007
2008
2009
2010
2011
2012

Gross Margin
Gross margin decreased 150bps Y/Y for the full year ended December 31,
2012 as a result of:
Increased promotions and discounts, new product introductions and unfavorable product mix
Offset partially by geographic mix
For a discussion of the Company’s performance, please refer to the Company’s 10Q and 10K  filings.

22.8%
22.1%
22.1%
14.4%
17.4%
22.2%
24.0%
17.7%
2005
2006
2007
2008
2009
2010
2011
2012

Operating Margin
Operating margin decreased 630 bps Y/Y for the full year ended December 31,
2012,
primarily as a result of:
Increased Selling & Marketing expenses +320bps Y/Y (Advertising investment
+120bps Y/Y)
General, administrative and other (including R&D) expenses increased
+160bps
For a discussion of the Company’s performance, please refer to the Company’s 10Q and 10K  filings.

Tempur-Pedic
Well positioned in an attractive market
Executing on strategy to improve competitive position, market share and shareholder value:
Product Innovation
Strengthening Brand
Restore Margins
Significant long term growth potential
Acquiring Sealy to enhance strategic position and broaden global opportunity
Note: For a discussion of the Company’s performance, please refer to the Company’s 10K and 10Q filings.

Sealy Overview

Business Highlights Sales Breakdown
Sealy is a leading bedding manufacturer in the U.S.
Manufactures a full line of bedding products under the
Sealy, Posturepedic, Stearns & Foster and Optimum brand
names
Stearns & Foster addresses growth at premium price
points, and achieved strong growth in 2012
Leading global brand with significant global scale
Top market position in Canada, Mexico and
Argentina
Continuing investments in vertical integration in
Mexico and South America
Expanding manufacturing and retail presence in
China
Owned and operated retail stores in South America
and Asia
Founded in 1881 and is based in Trinity, NC
FY 2012 Sales by Geography
Net Sales $1.3Bn
United States
77%
Canada
15%
Other
8%
FY 2012 U.S. Sales
U.S. Sales $1.0Bn
U.S. Innerspring
86%
U.S. Specialty
12%
U.S. Other
2%
Leading global bedding manufacturer with
broadest portfolio of established brands

Sealy “At-a-Glance”
Note: Sealy’s FY 2012  ended December 2, 2012.  For a discussion of the Sealy’s performance, please refer to Sealy’s 10Q and 10K  filings.

Strategic Rationale For The Acquisition
Comprehensive Portfolio of Iconic Brands
Tempur-Pedic, Sealy, Sealy Posturepedic, and Stearns & Foster are among the most highly recognized brands in North
America
Strong brand recognition across South America, Europe, and Asia with Tempur-Pedic and Sealy
Complementary Product Offering
Tempur-Pedic’s expertise in visco-elastic
Sealy’s expertise in innerspring
Ability to leverage more in R&D to strengthen existing products and develop innovative new offerings
Global Footprint
Tempur-Pedic: Strong presence around the world, particularly in North America, Europe and Asia
Sealy: Well represented in U.S., Canada, Mexico, Argentina and Asia
Significant Value Creation
Expected to be accretive in the first full year of operations
Cost synergy estimate in excess of $40 million by the third year
Attractive upside potential from revenue synergies across organizations – hybrid technologies, cross-selling, international
Strong Financial Characteristics
Combined adjusted EBITDA of $453 million for last 12 months¹
Ability to invest in key growth areas
Commitment to delever – Cash flow characteristics will enable rapid deleveraging

1
Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy. See Appendix for Adjusted EBITDA reconciliation.

Premium
Value
TEMPUR-PEDIC
S&F
STEARNS & FOSTER
OPTIMUM
Sealy
Posturepedic
Sealy
Tempur-Pedic
Stearns & Foster
Optimum
Sealy Posturepedic
Sealy

TEMPUR-PEDIC

Combined Comprehensive Portfolio of Iconic Brands 16

Appendix

Use of Non-GAAP Financial Measures
Tempur-Pedic International Inc. (the “Company”) has presented the following non-GAAP financial measures in this presentation:
adjusted EBITDA of each of the Company and Sealy, and adjusted EBITDA of the combined company. The Company and Sealy each define its non-GAAP adjusted EBITDA to exclude the following: (1) interest expense, net; (2) provision for income taxes; and (3)
depreciation and amortization expense. The Company and Sealy also exclude certain unusual items and other adjustments permitted in calculating its respective debt covenants in its debt agreements. The reconciliations of these historical non-GAAP measures to each of
Tempur-Pedic’s and Sealy’s GAAP financial measures for the periods presented, are set forth on slide 19.
The Company believes the use of these non-GAAP financial measures are useful to investors in comparing the results of operations for comparable periods by eliminating certain of the more significant effects of adjusted EBITDA. These measures also reflect how the
Company and Sealy manage their businesses internally. In addition to the adjustments included in the calculation of the Company’s non-GAAP adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending and acquisitions. As with the items eliminated in its calculation of non-GAAP adjusted EBITDA, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. When analyzing Tempur-Pedic’s,
Sealy’s and the combined company’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for comparable measures in accordance with GAAP.

Adjusted EBITDA Reconciliation
1
Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy.
LTM Combined Adjusted EBITDA
($ in millions)
2
Includes Comfort Revolution acquisition costs, noncontrolling interest, and various immaterial adjustments.
Tempur-Pedic Sealy Combined
Net income (loss) $106.8 ($1.2) $105.6
Interest expense 18.8 89.3 108.1
Income taxes 122.4 12.5 134.9
Depreciation and amortization 42.0 26.4 68.4
EBITDA $290.0 $127.1 $417.1
Transaction costs 8.9 2.5 11.4
Integration costs 2.2 2.2
Refinancing charges 3.7 3.7
Non-cash compensation 8.1 8.1
Restructuring and impairment related charges 1.5 2.4 3.9
Discontinued operations 2.0 2.0
Other ²
4.3 4.3
Adjusted EBITDA $302.6 $150.1 $452.7
1 1
1

1
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Exhibit 99.1
™